UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 31, 2008

SOUTHERN SAUCE COMPANY, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-51972	11-3737500
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

No. 27, Wang Gang Road, Jin Nan (Shuang Gang) Economic and Technology Development Area Tianjin, People’s Republic of China 300350
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  (86) 22-2858-8899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On July 31, 2008, Southern Sauce Company, Inc. (the “Company”) entered into an amendment to the Securities Purchase Agreement dated as of June 10, 2008, entered into by and among the Company and certain Purchasers (the “June 2008 Purchase Agreement”), and an amendment to the Securities Escrow Agreement dated as of June 10, 2008, entered into by and among the Company, Vision Opportunity China LP (“Vision”), Li Shaoqing and Loeb & Loeb LLP, as escrow agent (the “June 2008 Securities Escrow Agreement”). The agreements amend Section 3.25 of the June 2008 Purchase Agreement and Section 1.5 of the June 2008 Securities Escrow Agreement, respectively, to clarify that the principal stockholder of the Company, Li Shaoqing, will be required to deliver to Vision a total of 750,000 shares of the Company’s common stock if the Company fails to list and trade its shares of common stock on the Nasdaq Capital Market, the Nasdaq Global Market or the American Stock Exchange within eighteen (18) months of June 10, 2008.

A copy of the amendment to the June 2008 Purchase Agreement is filed as Exhibit 10.1 hereto and the amendment to the June 2008 Security Escrow Agreement is filed as Exhibit 10.2 hereto.

Additionally, on July 31, 2008, the Company entered into an amendment to the Securities Purchase Agreement dated as of July 18, 2008, entered into by and between the Company and Blue Ridge Investments, LLC (“Blue Ridge”) (the “July 2008 Purchase Agreement”), and an amendment to the Securities Escrow Agreement dated as of July 18, 2008, entered into by and among the Company, Blue Ridge, Li Shaoqing and Loeb & Loeb LLP, as escrow agent (the “July 2008 Securities Escrow Agreement”). The agreements amend Section 3.25 of the July 2008 Purchase Agreement and Section 1.5 of the July 2008 Securities Escrow Agreement, respectively, to clarify that the principal stockholder of the Company, Li Shaoqing, will be required to deliver to Blue Ridge a total of 250,000 shares of the Company’s common stock if the Company fails to list and trade its shares of common stock on the Nasdaq Capital Market, the Nasdaq Global Market or the American Stock Exchange within eighteen (18) months of July 18, 2008.

A copy of the amendment to the July 2008 Purchase Agreement is filed as Exhibit 10.3 hereto and the amendment to the July 2008 Security Escrow Agreement is filed as Exhibit 10.4 hereto.

The foregoing description of each of the agreements herein does not purport to be complete and is qualified in its entirety by reference to the full text of each of the exhibits filed herewith and incorporated by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)   The following exhibits are filed with this report:

10.1	Second Amendment to Securities Purchase Agreement, dated as of July 31, 2008, by and between the Company and Vision Opportunity China LP.

10.2	First Amendment to Securities Escrow Agreement, dated as of July 31, 2008, by and among the Company, Vision Opportunity China LP, Li Shaoqing and Loeb & Loeb LLP, as escrow agent.

10.3	First Amendment to Securities Purchase Agreement, dated as of July 31, 2008, by and between the Company and Blue Ridge Investments, LLC.

10.4	First Amendment to Securities Escrow Agreement, dated as of July 31, 2008, by and among the Company, Blue Ridge Investments, LLC, Li Shaoqing and Loeb & Loeb LLP, as escrow agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2008

SOUTHERN SAUCE COMPANY, INC.

By:	/s/ Wang Chen
Wang Chen
Chief Executive Officer